STRINGER GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2020 (Unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.49%

ASSET ALLOCATION FUNDS - 4.19%
iShares Core Conservative Allocation ETF	31,737	$1,216,479

DEBT FUNDS - 11.68%
First Trust Preferred Securities and Income ETF	69,751	1,394,323
iShares Convertible Bond ETF	21,520	1,991,891
		3,386,214
EQUITY FUNDS - 83.62%
Consumer Staples Select Sector SPDR Fund	17,493	1,170,457
Financial Select Sector SPDR Fund	45,599	1,271,300
FlexShares Quality Dividend Index Fund	18,040	863,755
Health Care Select Sector SPDR Fund	10,495	1,151,721
iShares MSCI Emerging Markets Asia ETF	23,158	1,930,451
iShares MSCI Global Min Vol Factor ETF	14,305	1,362,122
iShares MSCI International Momentum Factor ETF	60,415	2,163,461
iShares MSCI International Quality Factor ETF	35,616	1,213,793
iShares MSCI USA Min Vol Factor ETF	18,265	1,217,362
iShares MSCI USA Momentum Factor ETF	19,048	2,976,060
iShares MSCI USA Value Factor ETF	15,329	1,302,659
iShares Russell 1000 Value ETF	15,904	2,105,690
Overlay Shares Large Cap Equity ETF	61,141	1,894,497
SPDR MSCI EAFE StrategicFactors ETF	17,268	1,164,381
SPDR S&P Homebuilders ETF	20,375	1,166,061
SPDR S&P Transportation ETF	18,670	1,299,992
		24,253,762

TOTAL EXCHANGE-TRADED FUNDS (Cost $23,565,067)		28,856,455

SHORT TERM INVESTMENTS - 1.38%
Federated Hermes Government Obligations Fund - Institutional Shares, 0.01% (a) (Cost $398,985)	398,985	398,985

TOTAL INVESTMENTS (Cost $23,964,052) - 100.87%		$29,255,440

LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.87)%		(250,893)

NET ASSETS - 100%		$29,004,547

Percentages are stated as a percent of net assets.

(a) Rate shown represents the 7-day yield at November 30, 2020, is subject to change and resets daily.

ETF - Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

Stringer Funds

NOTES TO THE SCHEDULE OF INVESTMENTS

November 30, 2020 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Stringer Growth Fund (the “Fund”). The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock and ETFs) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as Level 1.

Stringer Funds

NOTES TO THE SCHEDULE OF INVESTMENTS

November 30, 2020 (Unaudited)

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of

November 30, 2020.

Growth Fund
Financial Instruments - Assets
		Level 2
	Level 1	(Other Significant
Security Classification(1)	(Quoted Prices)	Observable Inputs)	Totals
Exchange Traded Funds(2)	$28,856,455	$—	$28,856,455
Money Market Funds	398,985	—	398,985
Totals	$29,255,440	$—	$29,255,440

(1)	As of and during the nine month period ended November 30, 2020, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2)	All ETFs held in the Fund are Level 1 securities. For a detailed break-out of ETFs by investment type, please refer to the Schedule of Investments.

During the nine month period ended November 30, 2020, no securities were valued using alternative procedures approved by the Board of Trustees.

Exchange Traded Funds – The Fund may invest in Exchange-Traded Funds (“ETFs”). ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at November 30, 2020 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$24,058,034	$5,211,213	$(13,807)	$5,197,406

The difference between book basis unrealized appreciation and tax-basis unrealized appreciation for the Fund is attributable primarily to the tax deferral of losses on wash sales.